                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   January 11, 1996
                                                   ----------------
                                                  (January 10, 1996)


                          WESTERN GAS RESOURCES, INC.
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            (Exact name of registrant as specified in its charter)



           Delaware                       1-10389               84-1127613
---------------------------------       -----------         ------------------
(State or other jurisdiction of         (Commission         (I.R.S Employer
 incorporation)                         File Number)        Identification No.)



12200 N. Pecos Street     Denver, Colorado                         80234-3439
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(Address of principal executive offices)                           (Zip Code)


                                (303) 452-5603
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             (Registrant's telephone number, including area code)


                                  No Changes
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  (Former name, former address and former fiscal year, if changed since last report).
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ITEM 5.  OTHER EVENTS.

On January 11, 1996, the Company issued the following press release:

   January 11, 1996.  Brion G. Wise, Chairman of the Board and Chief Executive
   ----------------
Officer of Western Gas Resources, Inc. ("Western") (NYSE: WGR) today announced that Bill M. Sanderson will retire as President and Chief Operating Officer of the Company effective March 31, 1996. Mr. Wise also announced that the Company's Board of Directors has elected Lanny F. Outlaw, currently Executive Vice President, to succeed Mr. Sanderson.

Mr. Sanderson, 66, joined Western in 1981 as Vice President and has been President, Chief Operating Officer and a Director since 1987. He will remain with Western as a member of the Board of Directors. Mr. Outlaw, 59, who has over 36 years of experience in the oil and gas industry, will become President and Chief Operating Officer.

Mr. Wise stated, "It is with both regret and the utmost appreciation that we have accepted Bill Sanderson's notice of retirement. He has made an invaluable contribution to the Company during his 15-year tenure and directed our efforts during a tremendous period of growth. We are extremely pleased that he will continue his service as a board member and help provide guidance and direction to our management team.

"As for his successor, Lanny Outlaw has been a valued and respected member of Western's management team for 9 years, and his leadership in the business development area was instrumental in the acquisition growth of the Company. His widely varied experience, knowledge and industry contacts have been and will continue to be of great benefit to the Company and its operations. Lanny has also been instrumental in the formation and implementation of the Company's future business plan, particularly in the operations and business development areas."

Mr. Outlaw stated, "Western has built an excellent base of assets and assembled an experienced management team, but weak natural gas and natural gas liquids prices and our recent financial performance have limited the Company's ability to profitably expand its operations. The Company needs to improve its earnings and financial structure, aggressively pursue new growth opportunities and expand its marketing efforts. I look forward to working with Bill and Brion and the rest of management as we execute the Company's future business plan."

Mr. Outlaw joined Western in 1987 and has held various management positions with Western, having most recently served as Executive Vice President of Operations, Business Development and Engineering. Prior to joining Western, he worked for Shell Oil Company from 1958 to 1987 and held several management positions within their Exploration and Production department. He received an Engineering degree from the South Dakota School of Mines and Technology.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    WESTERN GAS RESOURCES, INC.
                                    ---------------------------
                                    (Registrant)


Date: January 11, 1996              By:  /s/WILLIAM J. KRYSIAK
                                         ---------------------
                                         William J. Krysiak
                                         Vice President - Finance
                                         (Principal Financial and
                                         Accounting Officer)